UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

FTAI INFRASTRUCTURE LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

NOT APPLICABLE

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.   ☒

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2022, the Board of Directors (the “Board”) of FTAI Infrastructure LLC, which will convert to a corporation prior to the closing of the Distribution (as defined below) and be renamed FTAI Infrastructure Inc. (the “Company” or "FTAI Infrastructure"), appointed Judith A. Hannaway to the Board, effective immediately. Upon her appointment, Ms. Hannaway was also named by the Board as a member of the Company's Audit Committee. Ms. Hannaway will also be appointed to the Nominating and Corporate Governance Committee and Compensation Committee of the Company, effective upon the Distribution.

In addition, on July 19, 2022 and effective upon closing of the previously announced distribution by Fortress Transportation and Infrastructure Investors LLC (“FTAI”) of the outstanding shares of common stock of FTAI Infrastructure owned by FTAI to FTAI shareholders of record as of the close of business on July 21, 2022 (the “Distribution”), the Board of FTAI Infrastructure increased the size of the Board from two to four members and appointed James L. Hamilton and Ray M. Robinson to the Board.  Upon the effectiveness of their appointment, Messrs. Hamilton and Robinson also will both serve as members of the Company's Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.  The Distribution is expected to occur on August 1, 2022.

Biographical information for Ms. Hannaway, Mr. Hamilton and Mr. Robinson and a description of FTAI Infrastructure's director compensation program is set forth in the section entitled "Management" in FTAI Infrastructure's Information Statement, dated July 15, 2022, attached as Exhibit 99.1 to FTAI Infrastructure's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 15, 2022 (File No. 001-41370), and such information and description are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI INFRASTRUCTURE LLC

Date: July 19, 2022	By:	/s/ Kenneth J. Nicholson
Name: Kenneth J. Nicholson
Title: Chief Executive Officer and President